EXHIBIT 99.1

CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER, AND JAMES M. SCHNEIDER, SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael S. Dell, Chairman and Chief Executive Officer of Dell Computer Corporation (the “Company”), hereby certify that (a) the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL S. DELL

Date: April 25, 2003	Michael S. Dell
Chairman of the Board and Chief
Executive Officer,
Dell Computer Corporation

I, James M. Schneider, Senior Vice President and Chief Financial Officer of Dell Computer Corporation (the “Company”), hereby certify that (a) the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES M. SCHNEIDER

Date: April 25, 2003	James M. Schneider
Senior Vice President and Chief
Financial Officer,
Dell Computer Corporation

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Form 10-K or as separate disclosure documents. Signed originals of these written statements have been provided to Dell and will be retained by Dell and furnished to the Securities and Exchange Commission or its staff upon request.